Exhibit 99.2

1 | © 2022 Lamb Weston, Inc. All Rights Reserved Acquisition of Remaining Interest in Lamb - Weston/Meijer October 20, 2022

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the federal securities laws. Words such as “strengthen,” “enhance,” “enable,” “provide,” “grow,” “drive,” “expect,” “leverage,” “support,” “plans,” “will,” and variations of such words and similar expressions are intended to identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements regarding the Company’s acquisition of Lamb-Weston/Meijer, including the anticipated benefits of the transaction, the expected timing of the completion of the transaction, related financing and the ability of the parties to complete the transaction, as well as statements regarding the Company’s business outlook and prospects. These forward-looking statements are based on management’s current expectations and are subject to uncertainties and changes in circumstances. Readers of this presentation should understand that these statements are not guarantees of performance or results. Many factors could affect these forward-looking statements and the Company’s actual financial results and cause them to vary materially from the expectations contained in the forward-looking statements, including those set forth in this presentation. These risks and uncertainties include, among other things: the occurrence of any event, change or other circumstances that could give rise to the termination of the Company’s agreement to acquire the remaining equity interests in the Lamb-Weston/Meijer joint venture; the risk that the necessary regulatory approvals for the transaction may not be obtained or may be obtained subject to conditions that are not anticipated; the risk that the transaction will not be consummated in a timely manner or at all; risks that any of the closing conditions to the transaction may not be satisfied or may not be satisfied in a timely manner; risks related to disruption of management time from ongoing business operations due to the transaction; failure to realize the benefits expected from the transaction; and the effect of the announcement of the transaction on the Company’s ability to retain customers and retain and hire key personnel, maintain relationships with suppliers and on its operating results and businesses generally; the availability and prices of raw materials; labor shortages and other operational challenges; disruptions in the global economy caused by the war in Ukraine and the possible related heightening of the Company’s other known risks; impacts on the Company’s business due to health pandemics or other contagious outbreaks, such as the COVID-19 pandemic, including impacts on demand for its products, increased costs, disruption of supply, other constraints in the availability of key commodities and other necessary services or restrictions imposed by public health authorities or governments; levels of pension, labor and people-related expenses; the Company’s ability to successfully execute its long-term value creation strategies; the Company’s ability to execute on large capital projects, including construction of new production lines or facilities; the competitive environment and related conditions in the markets in which the Company and its joint ventures operate; political and economic conditions of the countries in which the Company and its joint ventures conduct business and other factors related to its international operations; disruption of the Company’s access to export mechanisms; risks associated with possible acquisitions, including the Company’s ability to complete acquisitions or integrate acquired businesses; its debt levels; changes in the Company’s relationships with its growers or significant customers; the success of the Company’s joint ventures; actions of governments and regulatory factors affecting the Company’s businesses or joint ventures; the ultimate outcome of litigation or any product recalls; the Company’s ability to pay regular quarterly cash dividends and the amounts and timing of any future dividends; and other risks described in the Company’s reports filed from time to time with the Securities and Exchange Commission. In addition, forward-looking non-GAAP measures related to the transaction are unable to be reconciled to relevant GAAP measures without unreasonable efforts because of items that may impact comparability, which may include, but are not limited to, items such as purchase accounting adjustments, integration costs, and the impact of commodity derivatives. The Company cautions readers not to place undue reliance on any forward-looking statements included in this presentation, which speak only as of the date of this presentation. The Company undertakes no responsibility for updating these statements, except as required by law.

2 | © 2022 Lamb Weston, Inc. All Rights Reserved

3 | © 2022 Lamb Weston, Inc. All Rights Reserved

4 | © 2022 Lamb Weston, Inc. All Rights Reserved Lamb - Weston/Meijer Strategic Benefits Strengthens Global Manufacturing Footprint Ability to fully leverage low - cost structure in Europe Aligned culture supports collaboration and best - in - class manufacturing practices Enhances Customer Centric Operating Model Single commercial voice to global customers Seamlessly support multi - national customers with a truly global supply chain Enables Continued Growth in the Attractive European Market Expanded customer base in Europe, Middle East and Africa (EMEA) region Centralized European market provides accessibility to service the world Provide Full Control of Global Growth Opportunities and Operating Strategies Improved platform for further consolidation opportunities in Europe Opportunity to integrate systems and processes to drive cost savings

5 | © 2022 Lamb Weston, Inc. All Rights Reserved Lamb - Weston/Meijer Snapshot 6 Processing Facilities 2.0B pounds of capacity #2 in EMEA by pounds of capacity $955M net sales (a) in FY22 Manufacturing Footprint Restaurants & Foodservice 85% Retail 10% Industry Flakes 5% LWM Channel Mix (a) Reflects €840M of net sales translated at a weighted average exchange rate of 1.14 USD to 1 Euro. Excludes €114M of net sales from LWM’s former joint venture in Russia. See GAAP - to - non - GAAP reconciliation at the end of this presentation. McCain , 29% LWM , 13% All Other , 58% EU Capacity Share

6 | © 2022 Lamb Weston, Inc. All Rights Reserved Combined Company FY22 Highlights Lamb Weston Lamb - Weston/ Meijer Combined Capacity 6.0B Pounds 2.0B Pounds 8.0B Pounds Production Facilities 19 6 25 Net sales $4,099M (a) $955M (b) $5,054M Adjusted EBITDA (c) $657M $46M $703 Employees 7,800 1,500 9,300 (a) Lamb Weston net sales include $15M of net sales to LWM. (b) LWM’s net sales exclude $130M of net sales from its former joint venture in Russia. See GAAP - to - non - GAAP reconciliation at the end of this presentation. (c) Adjusted EBITDA is a non - GAAP financial measure. Lamb Weston’s Adjusted EBITDA shown above excludes LWM’s equity method investment earnings. See GAAP - to - non - GAAP reconciliation at the end of this presentation.

7 | © 2022 Lamb Weston, Inc. All Rights Reserved Transaction Summary Lamb Weston (LW) to acquire Meijer Frozen Foods'50% interest in Lamb-Weston/Meijer(LWM)for 700M Upon completion of transaction, LW will own 100% of LWM LW to consolidate LWM financials upon transaction closing (currently records 50% of LWM's earnings as Equity Method Investment Earnings) Expect to be accretive to LW earnings in FY24 1QFY23 net leverage ratio of 3.2x(a) Transaction consideration comprised of 525Min cash and 175M in LWshares Cash portion to be financed through combination of new debt and cash on hand LW's targeted net leverage range of 3.5x -4.0x remains unchanged Closing Conditions Transaction expected to close in second half of fiscal 2023, and is subject to regulatory approvals and other customary conditions Transaction Structure Financial Impact Financing Closing Conditions (a) Assumes 1Q net debt at LW and LWM, plus approximately $525M of cash purchase price for the transaction, and Adjusted EBIT DA including unconsolidated joint ventures of $910M, the high - end of LW's current FY23 earnings outlook. LW defines net leverage as the ratio of net debt to Adjusted EBITDA including unconsolidated joint ven tur es. Net debt, Adjusted EBITDA including unconsolidated joint ventures and the related net leverage ratio are non - GAAP financial measures. See GAAP - to - non - GAAP reconciliations at the end of this presentation.

8 | © 2022 Lamb Weston, Inc. All Rights Reserved Key Takeaways Strengthens Global Manufacturing Footprint Customer Centric Operating Model Enhance Position in EMEA Fully Control Global Growth Opportunities and Operating Strategies

9 | © 2022 Lamb Weston, Inc. All Rights Reserved

10 | © 2022 Lamb Weston, Inc. All Rights Reserved The following table reconciles net income to Adjusted EBITDA including unconsolidated joint ventures Fiscal year ended May 29, 2022 (unaudited) (in millions) Lamb Weston LWM Combined Net income $ 201 $ (39) Equity method investment (earnings) loss 11 - Interest expense, net 161 2 Income tax expense 72 4 Income from operations 444 (34) Depreciation and amortization 187 60 Items impacting comparability Write-off of net investment in Russia (a) - 125 Russia joint venture operating results (b) - (42) LWM natural gas and electricity derivatives (c) - (64) Adjusted EBITDA 632 46 Unconsolidated Joint Ventures Equity method investment earnings (loss) (11) - Interest expense, income tax expense, and depreciation and amortization included in equity method investment earnings (loss) 42 - Items impacting comparability Write-off of net investment in Russia (b) 63 - Impact of LWM natural gas and electricity derivatives (c) (32) - Removal of LWM unconsolidated EBITDA (d) (37) - Add: Adjusted EBITDA from unconsolidated joint ventures 25 - Adjusted EBITDA including unconsolidated joint ventures $ 657 $ 46 $ 703 FY22 GAAP to non - GAAP reconciliation

11 | © 2022 Lamb Weston, Inc. All Rights Reserved Fiscal year ended May 29, 2022 (unaudited) (in millions) LWM € LWM $ Net sales € 954 $ 1,085 Less: Sales associated with Russian joint venture (a) (114) (130) Net sales excluding Russia € 840 $ 955 The following table reconciles net sales to net sales excluding LWM’s former joint venture in Russia FY22 GAAP to non - GAAP reconciliation

12 | © 2022 Lamb Weston, Inc. All Rights Reserved The following table reconciles total debt to net debt GAAP to non - GAAP Reconciliation As of August 28, 2022 (unaudited) Transaction Combined with (in millions) Lamb Weston (a) LWM Combined Adjustments (b) Transaction Adjustments Short - term borrowings $ 9 $ 94 $ 103 $ — $ 103 Current portion of long - term debt and financing obligations 32 — 32 — 32 Long - term debt and financing obligations, excluding current portion 2,700 75 2,775 450 3,225 Total debt 2,741 168 2,910 450 3,360 Less: Cash and cash equivalents 485 20 506 (75) 431 Net debt $ 2,256 $ 148 $ 2,404 $ 525 $ 2,929